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                                                                    EXHIBIT 99.2

                          CONSENT OF MATTHEW MEDEIROS

     I consent to the reference to me as a person to be appointed a Director of Litronic Inc. under the captions "Management" and "Principal Stockholders" in the Prospectus included in the Registration Statement on Form S-1 of Litronic Inc.

                                    /s/ Matthew Medeiros
                                    --------------------
                                    Matthew Medeiros

April 6, 1999
San Jose, California